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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

    At April 27, 1997, the Registrant had the following subsidiary companies, all of which are wholly owned unless otherwise indicated in the footnotes:

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                                                                                                JURISDICTION OF
                  COMPANY                                                                        INCORPORATION
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Subsidiaries producing manufactured housing:
    Fleetwood Homes of Alabama, Inc.(1)....................................................  Alabama
    Fleetwood Homes of Arizona, Inc........................................................  Arizona
    Fleetwood Homes of California, Inc.....................................................  California
    Fleetwood Homes of Florida, Inc........................................................  Florida
    Fleetwood Homes of Georgia, Inc........................................................  Georgia
    Fleetwood Homes of Idaho, Inc..........................................................  Idaho
    Fleetwood Homes of Indiana, Inc........................................................  Indiana
    Fleetwood Homes of Kentucky, Inc.(2)...................................................  Kentucky
    Fleetwood Homes of Mississippi, Inc....................................................  Mississippi
    Fleetwood Homes of North Carolina, Inc.................................................  North Carolina
    Fleetwood Homes of Oklahoma, Inc.(2)...................................................  Oklahoma
    Fleetwood Homes of Oregon, Inc.........................................................  Oregon
    Fleetwood Homes of Pennsylvania, Inc...................................................  Pennsylvania
    Fleetwood Homes of Tennessee, Inc......................................................  Tennessee
    Fleetwood Homes of Texas, Inc..........................................................  Texas
    Fleetwood Homes of Virginia, Inc.......................................................  Virginia
    Fleetwood Homes of Washington, Inc.....................................................  Washington
    North River Homes, Inc.(1)(3)..........................................................  Alabama

Subsidiaries producing motor homes:
    Fleetwood Motor Homes of California, Inc...............................................  California
    Fleetwood Motor Homes of Indiana, Inc..................................................  Indiana
    Fleetwood Motor Homes of Pennsylvania, Inc.............................................  Pennsylvania

Subsidiaries producing travel trailers:
    Fleetwood Travel Trailers of California, Inc...........................................  California
    Fleetwood Travel Trailers of Indiana, Inc..............................................  Indiana
    Fleetwood Travel Trailers of Maryland, Inc.............................................  Maryland
    Fleetwood Travel Trailers of Nebraska, Inc.............................................  Nebraska
    Fleetwood Travel Trailers of Ohio, Inc.................................................  Ohio
    Fleetwood Travel Trailers of Oregon, Inc...............................................  Oregon
    Fleetwood Travel Trailers of Texas, Inc................................................  Texas
    Fleetwood Travel Trailers of Virginia, Inc.............................................  Virginia
    Fleetwood Canada Ltd.(4)...............................................................  Ontario, Canada

Subsidiary producing folding trailers:
    Fleetwood Folding Trailers, Inc........................................................  Delaware

Supply subsidiaries:
    Gold Shield, Inc.......................................................................  California
    Gold Shield of Indiana, Inc............................................................  Indiana
    Hauser Lake Lumber Operation, Inc......................................................  Idaho

Other subsidiaries:
    Buckingham Development Co..............................................................  California
    C.V. Aluminum, Inc.(2).................................................................  California
    Continental Lumber Products, Inc.......................................................  California
    Fleetwood Foreign Sales Corp...........................................................  U.S. Virgin Islands
    Fleetwood Holidays, Inc................................................................  Florida
    Fleetwood Insurance Services, Inc......................................................  California
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                                                                                                JURISDICTION OF
                  COMPANY                                                                        INCORPORATION
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    Fleetwood International, Inc...........................................................  California
    Fleetwood Recreational Vehicles of Michigan, Inc.(2)...................................  Michigan
    Gibraltar Insurance Company, Ltd.......................................................  Bermuda
    GSF Installation Co.(2)................................................................  California

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(1) Wholly owned subsidiary deactivated subsequent to April 27, 1997.

(2) Wholly owned subsidiary inactive at April 27, 1997.

(3) Wholly owned subsidiary of Fleetwood Homes of Alabama, Inc.

(4) Wholly owned subsidiary of Fleetwood International, Inc.